Exhibit 99.2

Corporate Overview May 2021

Forward-Looking Statements THE STATEMENTS IN THIS PRESENTATION MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, AMONG OTHER THINGS RELATE TO THE FUTURE OPERATIONS, OPPORTUNITIES OR FINANCIAL PERFORMANCE OF ZYNERBA PHARMACEUTICALS, INC. WE MAY, IN SOME CASES, USE TERMS SUCH AS “PREDICTS,” “BELIEVES,” “POTENTIAL,” “PROPOSED,” “CONTINUE,” “ESTIMATES,” “ANTICIPATES,” “EXPECTS,” “PLANS,” “INTENDS,” “MAY,” “COULD,” “MIGHT,” “WILL,” “SHOULD” OR OTHER WORDS THAT CONVEY UNCERTAINTY OF FUTURE EVENTS OR OUTCOMES TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO NUMEROUS IMPORTANT FACTORS, RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THE COMPANY’S CURRENT EXPECTATIONS, INCLUDING THE FOLLOWING: THE COMPANY’S CASH AND CASH EQUIVALENTS MAY NOT BE SUFFICIENT TO SUPPORT ITS OPERATING PLAN FOR AS LONG AS ANTICIPATED; THE RESULTS, COST AND TIMING OF THE COMPANY’S CLINICAL DEVELOPMENT PROGRAMS, INCLUDING ANY DELAYS TO SUCH CLINICAL TRIALS RELATING TO ENROLLMENT OR SITE INITIATION; CLINICAL RESULTS FOR THE COMPANY’S PRODUCT CANDIDATES INCLUDING RECONNECT TRIAL MAY NOT BE REPLICATED OR CONTINUE TO OCCUR IN ADDITIONAL TRIALS AND MAY NOT OTHERWISE SUPPORT FURTHER DEVELOPMENT IN A SPECIFIED INDICATION OR AT ALL; THE COMPANY’S PLANNED RECONNECT TRIAL MAY NOT BE DETERMINED TO BE SUFFICIENT TO SUPPORT AN NDA SUBMISSION; ACTIONS OR ADVICE OF THE U.S. FOOD AND DRUG ADMINISTRATION AND FOREIGN REGULATORY AGENCIES MAY AFFECT THE DESIGN, INITIATION, TIMING, CONTINUATION AND/OR PROGRESS OF CLINICAL TRIALS OR RESULT IN THE NEED FOR ADDITIONAL CLINICAL TRIALS; THE COMPANY’S ABILITY TO OBTAIN AND MAINTAIN REGULATORY APPROVAL FOR ITS PRODUCT CANDIDATES, AND THE LABELING UNDER ANY SUCH APPROVAL; AND THE COMPANY’S EXPECTATIONS REGARDING ITS ABILITY TO OBTAIN AND ADEQUATELY MAINTAIN SUFFICIENT INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES. THESE AND OTHER RISKS ARE DESCRIBED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AVAILABLE AT WWW.SEC.GOV. ANY FORWARD-LOOKING STATEMENTS THAT THE COMPANY MAKES IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, AFTER THE DATE OF THIS P reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. RESENTATION. © 2020 Zynerba Pharmaceuticals, Inc. All rights2

3 A Rare/Near-Rare Neuropsychiatric Company Deep pipeline targeting high unmet medical needs; translating into multi-billion dollar market opportunity with Zygel™ (Cannabidiol Gel) Focused on initiating RECONNECT trial of Zygel in Fragile X syndrome (FXS) in Q3 2021 Continuing to pursue three additional neuropsychiatric indications: 22q11.2 deletion syndrome (22q) – Phase 2 ongoing Autism spectrum disorder (ASD) – Phase 2 complete Developmental and epileptic encephalopathies (DEE) – Phase 2 complete Experienced team with development and commercial expertise in transdermal delivery, orphan diseases, neurology, and psychiatry Cash runway expected to be sufficient to fund operations well into 1H 2024

Deep Clinical Pipeline & Near-term Milestones

Zygel
Cannabidiol Gel

Indication	Preclinical	Phase 1	Phase 2	Pivotal	Expected Milestones
Fragile X Syndrome (FXS)*					
	RECONNECT: Preparing for confirmatory trial (→ Pivotal)				Initiate confirmatory RECONNECT pivotal trial in Q3 2021
22q Deletion Syndrome (22q)**					
	INSPIRE: Ongoing (→ Phase 2)				Screening of patients has resumed; timing for top line results TBD when enrollment complete
Autism Spectrum Disorder (ASD)					
	BRIGHT: Topline data released (→ Phase 2)				Discuss Phase 2 results and regulatory path forward with FDA in 1H2021
Developmental and Epileptic Encephalopathies (DEE)					
	BELIEVE: Topline data released (→ Phase 2)				Finalize target syndrome selection in 2021

*Orphan Drug and Fast Track designation

**Orphan Drug designation

4

Zygel (ZYN002) Cannabidiol Gel Differentiated Transdermal Unique Mechanism Neuropsych Indications of Action First & only patent-protected (2038), permeation-enhanced, pharmaceutically-produced cannabidiol gel Formulation delivers Cannabidiol through the epidermis and into the circulatory system Cannabidiol modulates multiple receptors and mediates numerous pathways, including the endocannabinoid pathway Potential utility in rare / near-rare neuropsychiatric conditions 5

Fragile X Syndrome (FXS)

FXS

- Rare genetic developmental disability
- Leading known cause of both inherited intellectual disability and ASD
- No approved drugs indicated for FXS
- Symptoms linked to deficiencies in the endocannabinoid system (ECS)
- Mutation impacts *FMR1* gene and causes ECS dysregulation, causing core cognitive, social, and behavioral symptoms of FXS
  - Easily identified mutation manifests as multiple CGG repeats in *FMR1* (full mutation = >200 repeats)
- U.S. patents provide IP protection to 2038

~70K U.S. patients with full mutation FXS

Role of *FMR1* Methylation

- *FMR1* gene codes for production of FMRP* which is vital to synapse development
- Methylation of *FMR1* also plays a role in determining functionality of the gene
  - When methylation of *FMR1* silences the gene, no FMRP is produced: Systems and processes affected by FMRP become dysregulated
- ~60% of patients are believed to fall into the completely methylated category

~40K U.S. patients with complete methylation

FXS is routinely diagnosed by assessing (1) CGG repeats and (2) methylation status

*FMR Protein; RNA-binding protein that helps regulate synaptic development and plasticity

6

CONNECT-FX Trial Design

Clinical study Of CaNNabidiol in ChildrEn and AdolesCenTs with Fragile X (CONNECT-FX)

DBPC: Complete	48 months: Ongoing
14 weeks Three through 17 years of age **Zygel (n=110; 72*)** **250 mg daily** **500 mg daily** (weight-based dose) **Placebo (n=102; 65*)** Mirrored Zygel administration Patients randomized (1:1) to receive either Zygel or placebo	→ **Open label extension (OLE)**

***Patients with complete methylation of their *FMR1* gene (137 total ~ 65% of trial population)**

7

8 Endpoints and Data Collected Primary endpoint: Change from baseline to end of treatment in ABC-CFXS Social Avoidance subscale Key secondary endpoints: Change from baseline to end of the treatment in ABC-CFXS Irritability subscale score ABC-CFXS Socially Unresponsive/Lethargic subscale score Improvement in Clinical Global Impression (CGI-I) at end of treatment, anchored to FXS behaviors Aligned with FDA’s ‘Voice of the Patient’ Guidance Captured qualitative data on clinical relevance of FXS behaviors

CONNECT-FX Results: Complete *FMR1* Methylation

Consistent Improvements Observed with Zygel vs. Placebo

ABC-C$_{FXS}$ Social Avoidance subscale

40% median percent improvement in socially avoidant behaviors (*p*=0.027*)


Primary endpoint
Caregiver reported behavioral change
Clinically meaningful improvements in behavior
Clinician reported improvements in behavior

Caregiver Global Impression of Change

Any Improvement
Zygel vs placebo

Social interaction
63% vs 37% (*p*=0.005*)

Irritable/Disruptive Behaviors
54% vs 33% (*p*=0.027*)

Social Avoidance/Isolation
58% vs 46% (*p*=0.195)

Overall behavior
61% vs 46% (*p*=0.100)

Clinically meaningful improvement on drug

Significantly more pts achieved a clinically meaningful change
Zygel vs placebo

Social Avoidance (≥ 3 points)
56% vs 37% (*p*=0.030*)

Irritability (≥ 9 points)
37% vs 26% (*p*=0.232)

Clinical Global Impression of Improvement (anchored)**

Any Improvement
Zygel vs placebo
50% vs 36%
(*p*=0.128)

* Statistically significant
** Not specific to Social Avoidance

N=136 patients with complete methylation

9

10 Zygel was very well tolerated No serious or severe adverse events reported during the trial All treatment-emergent adverse events (TEAEs; any event, whether unrelated or related to study drug) were mild or moderate Most common treatment-related TEAE: application site pain Zygel: 6.4%; placebo: 1.0% Seven total psychiatric disorder TEAEs; 5 were in placebo group Laboratory values for chemistry and hematology comparable between placebo and Zygel groups; no clinically relevant abnormalities in either group No clinically significant changes to liver function tests

RECONNECT Trial Design

Randomized, Double-Blind, Placebo-Controlled, Multiple-Center, Efficacy and Safety Study of ZYN002 Administered as a Transdermal Gel to Children and Adolescents with Fragile X Syndrome

DBPC: Initiate Q3 2021	24 months: Planned
18 weeks Three through 17 years of age **Zygel (n~100; 80*)** 250 mg daily (≤30kg) 500 mg daily (>30kg) 750 mg daily (>50kg) (weight-based dose) **Placebo (n~100; 80*)** Mirrored Zygel administration Patients randomized (1:1) to receive either Zygel or placebo	→ **Open label extension (OLE)**

*Patients with complete (100%) methylation of the *FMR1* gene

11

RECONNECT Trial Design

- Primary endpoint will be change vs. placebo in Social Avoidance subscale of ABC-C_{FXS} for children and adolescents who have complete (100%) methylation of the *FMR1* gene
- Partial methylation cohort will have descriptive statistics gathered and they will be combined with full methylation cohort for key secondary analysis
- 18 week trial design will allow us to determine if the behavioral symptoms continue to improve over time
- Added a third dosing group of 750 mg for individuals >50 kg to maintain appropriate dosing levels for all patients
- Making trial more patient and family friendly – virtual visits, fewer assessments administered, reducing frequency of lab and ECG tests, providing each family an electronic tablet for recording of assessments and skin diaries

12

Autism Spectrum Disorder (ASD) ASD Results from clinical trials of Zygel suggest spectrum of activity against core behaviors Newer studies suggest ASD is linked to disruption of the ECS Altered anandamide signaling may contribute to ASD-related social and communication impairments ECS system modulates many cellular functions and molecular pathways altered in ASD Cannabidiol may modulate the EC system and improve certain autism-related behaviors Evidence suggests that cannabidiol may improve social avoidance and anxiety 13 Near-rare disorder Symptoms include irritability; anxiety, restricted, repetitive patterns of behavior; impairments in social communication; deficits in verbal and non-verbal communication; deficits in developing, understanding and maintaining relationships Most diagnosed after age 4; can be diagnosed as early as age 2 Significant unmet medical need Accelerating rate of diagnosis but only two FDA approved products; both atypical antipsychotics Neither address the key symptoms of social impairment and anxiety ~1M U.S. children and adolescents with ASD

BRIGHT Phase 2 Trial in ASD

Open-LaBel ToleRabIlity and Efficacy Study of ZYN002 Administered as a Transdermal Gel to CHildren and AdolescenTs with Autism Spectrum Disorder

14 weeks: COMPLETE	24 Weeks
37 pts with moderate-to-severe ASD enrolled Three through 17 years of age Screening → **Zygel** 14 Weeks → Weight based dosing: 250 mg to 500 mg daily	**Open label extension**

Efficacy assessments (primary efficacy assessment = week 14 vs baseline)

- Aberrant Behavior Checklist (ABC-C)
- Parent Rated Anxiety Scale – Autism Spectrum Disorder (PRAS-ASD)
- Autism Parenting Stress Index
- Autism Impact Measure (AIM)
- Clinical Global Impression – Improvement (CGI-I) and Severity (CGI-S)
- Qualitative Caregiver Reported Behavioral Problems Survey

14

Qualitative Caregiver Behavioral Problems Survey % Improvements Behavioral: 69% improved Social: 63% improved Emotional: 72% improved * Statistically significant Full data available in May 26, 2020 and October 15, 2020 press releases 15 ABC-C subscales % improvement Irritability: 39.1% (p<0.0001*) Inappropriate Speech: 42.5% (p=0.0002*) Stereotypy: 39.1% (p<0.0001*) Social Withdrawal: 36.4% (p<0.0001*) Hyperactivity: 35.6% (p<0.0001*) Autism Parenting Stress Index Mean improvement of 38.9% (p<0.0001*) Parent Rated Anxiety Scale for ASD (PRAS-ASD) Mean improvement of 46% (p<0.0001*) Autism Impact Measure (AIM) % improvement Atypical behavior: 34.1% (p<0.001*) Communication: 19.7% (p<0.001*) Peer interaction: 19.8% (p<0.001*) Repetitive behavior: 32.1% (p<0.0001*) Social reciprocity: 10.7% (p=0.0053*) Results of BRIGHT Phase 2 Trial Statistically Significant Results at Week 14 Compared to Baseline Primary efficacy objective Autism symptom frequency and impact Severity of anxiety Parental stress Qualitative caregiver assessments

16 Well Tolerated Safety Profile in BRIGHT Trial in ASD Well tolerated; consistent with previously released data Fewer than half of patients experienced an adverse event (AE); most were mild and transient Only 14% of patients experienced a treatment-related AE All application site-related No severe or serious AEs reported during the trial

17 Next Steps in ASD Program In 1H2021, Zynerba intends to discuss data supporting the potential efficacy of Zygel in ASD, including the results of the Phase 2 BRIGHT trial, with the FDA to determine the regulatory path forward Present additional data at future medical meetings

22q11.2 Deletion Syndrome (22q)

22q

- Rare disorder; most common contiguous gene deletion syndrome
- Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy
- Neuropsychiatric illnesses (anxiety disorders, ASD) and learning disabilities common
  - 22q associated with increased anxiety, withdrawn behavior and social interaction problems
  - Early onset of neuropsychiatric symptoms disrupts development and quality of life, and heightens risk of later psychotic disorders
    - 25-fold increased risk of developing schizophrenia
- No drugs currently approved to treat 22q

~81K U.S. patients with 22q

Rationale for Developing Zygel in 22q

- Overlapping target symptoms in FXS and ASD have been shown to respond to Zygel in trials to date
- Cannabidiol may treat neuropsychiatric symptoms due to activity as:
  - Modulator of endocannabinoid system
  - Agonist at serotonin$_{1A}$ receptors
  - Antagonist at GPR55 receptors
- Phase 2 trial underway in pediatric and adolescent patients with 22q
  - Enrollment delayed due to COVID-19 restrictions in Australia; screening has resumed in March 2021; topline results timeline to be announced following completion of enrollment

Orphan Drug designation for treatment of 22q

18

Clinical Global Impression – Severity and Improvement 19 INSPIRE Phase 2 Trial in 22q Assessing the Impact of Zygel (Transdermal Cannabidiol Gel) on Pediatric Behavioral and Emotional Symptoms of 22q11.2 Deletion Syndrome Zygel 14 Weeks 14 Weeks Target: 20 patients Six through 17 years of age 24 Weeks Open label extension Weight based dosing: 250 mg to 500 mg daily Efficacy assessments (week 14 vs baseline) include: Aberrant Behavior Checklist-Community (ABC-C) Anxiety, Depression and Mood Scale (ADAMS) Qualitative Caregiver Reported Behavioral Problem Survey

Developmental and Epileptic Encephalopathies (DEE)

DEE	Developing Zygel in DEE

• Group of rare / ultra rare childhood-onset epilepsies with impaired or regressed developmental progress
• Cognitive impairment, psychiatric problems, and behavioral disturbances are phenotypic
• Medically fragile population
  • Comorbidities include cerebral palsy, chronic respiratory infections, gait disturbances, movement disorders, scoliosis, and feeding problems
  • Includes wheelchair bound individuals, feeding tubes
• Most common and debilitating seizure types:
  • Focal impaired-awareness (FIAS) – complex partial
  • Focal to bilateral tonic-clonic and generalized tonic-clonic (TCS) – convulsive seizures (CS)
	• Strong positive data observed in open label BELIEVE trial
	• Due to the heterogeneity of DEE patients, FDA suggests pursuing individual syndromes rather than considering DEE as a single condition
	• Evaluation of potential target indication(s) is ongoing
	• Expect to finalize target syndrome selection in 2021 in one or more DEE syndromes

20

21 BELIEVE Phase 2 Trial in DEE Open LaBel Study to Assess the Safety and Efficacy of ZYN002 Administered as a TransdermaL Gel to ChIldren and AdolEscents with DeVelopmental and Epileptic Encephalopathy Maintenance 22 Weeks Titration 4 Weeks Six months: COMPLETE 48 patients enrolled Three through 17 years of age Six months Open label extension Weight based dosing: Zygel 250 mg to 1000 mg daily

Sleep Disturbance Scale for Children (SDSC) % Improvement Statistically significant improvements observed in Total Score: 36%; p=0.012 Disorders of initiating/maintaining sleep: 22%; p=0.006 Disorders of arousal/nightmares: 100%; p=0.031 Sleep wake transition disorder: 31%; p=0.030 Full data available in September 18, 2019 22 and December 4, 2020 press releases Median % Reductions in Seizures Month 3 (n=33): 44% Month 6 (n=29): 51% Month 9 (n=18): 60% Month 12 (n=18): 73% ELDQOL Statistically significant reductions in subscale scores for seizure severity, behavior, and mood (p<0.01) Median % Reductions in Seizures: Comorbid ASD Month 3 (n=10): 45% Month 6 (n=10): 59% Month 9 (n=8): 67% Month 12 (n=8): 74% Results of BELIEVE Phase 2 Trial Clinically Meaningful Improvements in FIAS / TCS and QoL vs. Baseline Primary efficacy objective ≥35% and ≥50% responders Qualitative assessments Reductions in seizures in patients with ASD Improved Sleep % of patients with ≥35% and ≥50% Reductions in FIAS and TCS ≥35% reductions≥50% reductions Month 3: 58%Month 3: 46% Month 6: 62%Month 6: 55% Month 12: 89%Month 12: 83% Caregiver Feedback Verbatim feedback included improved vitality, concentration and cognition, and school improvement

23 Zygel Well Tolerated over 12 months: No Safety Signal Identified Tolerability profile consistent with the safety database for Zygel Most treatment-emergent adverse events (TEAEs) (any event, whether unrelated or related to study drug) were mild or moderate Two SAEs deemed possibly drug-related (LRTI and status epilepticus) No drug-related clinically significant changes in vital signs, ECGs, or laboratory findings

24 Clean balance sheet No debt, 41.3 M shares outstanding (as of March 5, 2020) Cash and cash equivalent position of $59.2M as of December 31, 2020 From January 1, 2021 to February 9, 2021 we raised net proceeds of $42.2 million through the sale of 10.2 million shares of equity through our “At The Market” sales agreement Cash runway expected to be sufficient to fund operations and capital requirements well into the first half of 2024

Deep Clinical Pipeline & Near-term Milestones

Zygel
Cannabidiol Gel

Indication	Preclinical	Phase 1	Phase 2	Pivotal	Expected Milestones
Fragile X Syndrome (FXS)*					
	RECONNECT: Preparing for confirmatory trial				Initiate confirmatory RECONNECT pivotal trial in Q3 2021
22q Deletion Syndrome (22q)**					
	INSPIRE: Ongoing				Screening of patients has resumed; timing for top line results TBD when enrollment complete
Autism Spectrum Disorder (ASD)					
	BRIGHT: Topline data released				Discuss Phase 2 results and regulatory path forward with FDA in 1H2021
Developmental and Epileptic Encephalopathies (DEE)					
	BELIEVE: Topline data released				Finalize target syndrome selection in 2021

*Orphan Drug and Fast Track designation

**Orphan Drug designation

25

Corporate Overview May 2021